BLACKROCK FUNDS VII, INC.

BlackRock Sustainable Emerging Markets Equity Fund

(the “Fund”)

Supplement dated November 16, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 2, 2021, as supplemented to date

On November 9, 2021, the Board of Directors of BlackRock Fund VII, Inc., on behalf of the Fund, approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective on November 9, 2021.

Effective as of November 9, 2021, the following changes are made to the Fund’s SAI:

The third paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

The Manager entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock International Limited (“BIL” and together with BNA, the “Sub-Advisers”), pursuant to which each Sub-Adviser receives for the services it provides for that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Manager” is revised as follows:

The section heading and the first paragraph are deleted in their entirety and replaced with the following:

Information Regarding the Portfolio Managers

Stephen Andrews and Emily Fletcher are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2021.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen Andrews	6 $1.00 Billion	23 $5.33 Billion	4 $1.09 Billion	0 $0	0 $0	1 $383.72 Million
Emily Fletcher*	6 $975.6 Million	21 $2.64 Billion	0 $0	0 $0	2 $1.32 Billion	0 $0

*	Information provided as of September 30, 2021.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mr. Andrews’ compensation as of April 30, 2021 and Ms. Fletcher’s compensation as of September 30, 2021.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Stephen Andrews	CSI 300 Net TR in USD; FTSE World Asia Pacific Ex Japan, in GBP; ICE BofA 3 Month Treasury Bill Index (G0O1); LIBOR 3 Month Index; MSCI AC ASEAN (Net Total Return USD); MSCI AC Asia ex Japan (Net) in USD Performance Index; MSCI AC ASIA ex JAPAN ex TAIWAN - Gross USD; MSCI AC Asia Ex Japan IMI Index; MSCI AC Asia ex Japan Index NET (SPL MXN); MSCI AC Asia Pacific Index (Net Total Return); MSCI All Country Asia Ex Japan in AUD Net Return; MSCI All Country Asia ex Japan in GBP Net TR; MSCI All Country Asia ex Japan in SEK - NET; MSCI All Country Asia ex Japan in USD - NET; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends in GBP; MSCI Asia Pacific ex Japan ex Taiwan Gross TR Index; MSCI China All Shares 10-40 NET Index; MSCI EM Asia Index Net; MSCI EM China 10/40 Net TR Index; MSCI India 10-40 Index in USD; MSCI India Gross Returns in JPY; MSCI CHINA A ONSHORE Index in CNY
Emily Fletcher	50% MSCI EM/50% $ Libor+4%; LIBOR 3 Month Index; MSCI EM Europe 10/40 Net Index in EUR; MSCI Emerging ex Selected Countries + Frontier + Saudi Arabia NET Index; MSCI Emerging Markets Index (Net)

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

The following is added as a separate paragraph under the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans”:

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Ms. Fletcher is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by Mr. Andrews as of April 30, 2021 and by Ms. Fletcher as of September 30, 2021.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Stephen Andrews	$10,001 - $50,000
Emily Fletcher	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

It should also be noted that Mr. Andrews and Ms. Fletcher may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Andrews and Ms. Fletcher may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-SEME-1121SUP

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